                                                                    EXHIBIT 20.1


                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2000-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 2002 and with respect to the performance of the Trust during the month of April, 2002 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 supplement.

A     Information Regarding the Current Monthly Distribution (Stated on the Basis of
      $1,000 Original Certificate Principal Amount)

      1 The amount of the current monthly distribution in respect of
        Class A Monthly Principal                                                         $            0.00
                                                                                          -----------------

      2 The amount of the current monthly distribution in respect of
        Class B Monthly Principal                                                         $            0.00
                                                                                          -----------------

      3 The amount of the current monthly distribution in respect of Collateral
        Monthly Principal                                                                 $            0.00
                                                                                          -----------------

      4 The amount of the current monthly distribution in respect of Class A
        Monthly Interest                                                                  $            1.68
                                                                                          -----------------

      5 The amount of the current monthly distribution in respect of Class A
        Additional Interest                                                               $            0.00
                                                                                          -----------------

      6 The amount of the current monthly distribution in respect of Class B
        Monthly Interest                                                                  $            1.88
                                                                                          -----------------

      7 The amount of the current monthly distribution in respect of Class B
        Additional Interest                                                               $            0.00
                                                                                          -----------------

      8 The amount of the current monthly distribution in respect of Collateral
        Minimum Monthly Interest                                                          $            2.28
                                                                                          -----------------

      9 The amount of the current monthly distribution in respect of any accrued
        and unpaid Collateral Minimum Monthly Interest                                    $            0.00
                                                                                          -----------------

B     Information Regarding the Performance of the Trust

      1 Collection of Principal Receivables

        (a) Available Principal Collections                                               $  103,487,235.62
                                                                                          -----------------

        (b) Class A Investor Default Amount treated as Available Principal Collection     $    2,569,834.89
                                                                                          -----------------

        (c) Class B Investor Default Amount treated as Available Principal Collection     $      176,217.25
                                                                                          -----------------

        (d) Excess Spread treated as Available Principal Collection                       $      190,902.02
                                                                                          -----------------

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
      2 Principal Receivables in the Trust

        (a) The aggregate amount of Principal Receivables in the Trust
            as of the end of the day on the last day of the related Monthly Period        $1,674,206,319.85
                                                                                          -----------------

        (b) The amount of Principal Receivables in the Trust represented by the
            Invested Amount of Series 2000-1 as of the end of the day on the last
            day of the related Monthly Period                                             $  603,184,727.12
                                                                                          -----------------

        (c) The amount of Principal Receivables in the Trust represented by the
            Adjusted Invested Amount of Series 2000-1 as of the end of the day
            on the last day of the related Monthly Period                                 $  603,184,727.12
                                                                                          -----------------

        (d) The amount of Principal Receivables in the Trust represented by the
            Class A Invested Amount as of the end of the day on the last
            day of the related Monthly Period                                             $  527,786,636.23
                                                                                          -----------------

        (e) The amount of Principal Receivables in the Trust represented by the
            Class A Adjusted Invested Amount as of the end of the day on the last
            day of the related Monthly Period                                             $  527,786,636.23
                                                                                          -----------------

        (f) The amount of Principal Receivables in the Trust represented by the
            Class B Invested Amount as of the end of the day on the last
            day of the related Monthly Period                                             $   36,191,083.63
                                                                                          -----------------

        (g) The amount of Principal Receivables in the Trust represented by the
            Class B Adjusted Invested Amount as of the end of the day on the last
            day of the related Monthly Period                                             $   36,191,083.63
                                                                                          -----------------

        (h) The amount of Principal Receivables in the Trust represented by the
            Collateral Invested Amount as of the end of the day on the last
            day of the related Monthly Period                                             $   39,207,007.26
                                                                                          -----------------

        (i) The amount of Principal Receivables in the Trust represented by the
            Collateral Adjusted Invested Amount as of the end of the day on the last
            day of the related Monthly Period                                             $   39,207,007.26
                                                                                          -----------------

        (j) The Floating Allocation Percentage with respect to the related
            Monthly Period                                                                            36.03%
                                                                                          -----------------

        (k) The Class A Floating Percentage with respect to the related
            Monthly Period                                                                            87.50%
                                                                                          -----------------

        (l) The Class B Floating Percentage with respect to the related
            Monthly Period                                                                             6.00%
                                                                                          -----------------

        (m) The Collateral Floating Percentage with respect to the related
            Monthly Period                                                                             6.50%
                                                                                          -----------------

        (n) The Principal Allocation Percentage with respect to the
            related Monthly Period                                                                    36.03%
                                                                                          -----------------

        (o) The Class A Principal Percentage with respect to the related
            Monthly Period                                                                            87.50%
                                                                                          -----------------

        (p) The Class B Principal Percentage with respect to the related
            Monthly Period                                                                             6.00%
                                                                                          -----------------

        (q) The Collateral Principal Percentage with respect to the related
            Monthly Period                                                                             6.50%
                                                                                          -----------------

      3 Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                Aggregate           Percentage
                                                 Account             of Total
                                                 Balance            Receivables
                                             ---------------        -----------
        (a) 30--59 days:                     $ 23,769,096.02             1.42%
        (b) 60--89 days:                     $ 15,386,154.35             0.92%
        (c) 90+ days:                        $ 13,042,787.21             0.78%
                                             ---------------        -----------
            Total:                           $ 52,198,037.58             3.12%
                                             ===============        ===========

      4 Investor Default Amount

        (a) The Investor Default Amount for the related Monthly Period                    $    2,936,954.16
                                                                                          -----------------

        (b) The Class A Investor Default Amount for the related Monthly Period            $    2,569,834.89
                                                                                          -----------------

        (c) The Class B Investor Default Amount for the related Monthly Period            $      176,217.25
                                                                                          -----------------

        (d) The Collateral Default Amount for the related Monthly Period                  $      190,902.02
                                                                                          -----------------

      5 Investor Charge-Offs

        (a) The aggregate amount of Class A Investor Charge-Offs for the related
            Monthly Period                                                                $            0.00
                                                                                          -----------------

        (b) The aggregate amount of Class A Investor Charge-Offs set forth
            in 5(a) above per $1,000 of original certificate principal amount             $            0.00
                                                                                          -----------------

        (c) The aggregate amount of Class B Investor Charge-Offs
            for the related Monthly Period                                                $            0.00
                                                                                          -----------------

        (d) The aggregate amount of Class B Investor Charge-Offs set forth in
            5(c) above per $1,000 or original certificate principal amount                $            0.00
                                                                                          -----------------

        (e) The aggregate amount of Collateral Charge-Offs for the related
            Monthly Period                                                                $            0.00
                                                                                          -----------------

        (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e)
            above per $1,000 of original certificate principal amount                     $            0.00
                                                                                          -----------------

        (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on
            the Transfer Date immediately preceding this Distribution Date                $            0.00
                                                                                          -----------------

        (h) The aggregate amount of Class A Investor Charge-Offs set forth in
            5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
            Distribution Date                                                             $            0.00
                                                                                          -----------------

        (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on
            the Transfer Date immediately preceding this Distribution Date                $            0.00
                                                                                          -----------------

        (j) The aggregate amount of Class B Investor Charge-Offs set forth in
            5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
            Distribution Date                                                             $            0.00
                                                                                          -----------------

        (k) The aggregate amount of Collateral Charge-Offs reimbursed on the
            Transfer Date immediately preceding this Distribution Date                    $            0.00
                                                                                          -----------------

        (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k)
            above per $1,000 original certificate principal amount reimbursed on
            the Transfer Date immediately preceding Distribution Date                     $            0.00
                                                                                          -----------------

      6 Investor Servicing Fee

        (a) The amount of the Class A Servicing Fee payable by the Trust to the
            Servicer for the related Monthly Period                                       $      437,500.00
                                                                                          -----------------

        (b) The amount of the Class B Servicing Fee payable by the Trust to the
            Servicer for the related Monthly Period                                       $       30,000.00
                                                                                          -----------------

        (c) The amount of the Collateral Servicing Fee payable by the Trust to
            the Servicer for the related Monthly Period                                   $       32,500.00
                                                                                          -----------------

        (d) The amount of Servicer Interchange payable by the Trust to the
            Servicer for the related Monthly Period                                       $      500,000.00
                                                                                          -----------------

      7 Reallocations

        (a) The amount of Reallocated Collateral Principal Collections with
            respect to this Distribution Date                                             $            0.00
                                                                                          -----------------

        (b) The amount of Reallocated Class B Principal Collections with
            respect to this Distribution Date                                             $            0.00
                                                                                          -----------------

        (c) The Collateral Invested Amount as of the close of business on this
            Distribution Date                                                             $   39,000,000.00
                                                                                          -----------------

        (d) The Collateral Adjusted Invested Amount as of the close of business
            on this Distribution Date                                                     $   39,000,000.00
                                                                                          -----------------

        (e) The Class B Invested Amount as of the close of business on this
            Distribution Date                                                             $   36,000,000.00
                                                                                          -----------------

        (f) The Class B Adjusted Invested Amount as of the close of business
            on this Distribution Date                                                     $   36,000,000.00
                                                                                          -----------------

        (g) The Class A Invested Amount as of the close of business on this
            Distribution Date                                                             $  525,000,000.00
                                                                                          -----------------

        (h) The Class A Adjusted Invested Amount as of the close of business
            on this Distribution Date                                                     $  525,000,000.00
                                                                                          -----------------


      8 Collection of Finance Charge Receivables

        (a) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
            Period which were allocated in respect of the Class A Certificates            $    6,710,784.62
                                                                                          -----------------

        (b) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
            Period which were allocated in respect of the Class B Certificates            $      460,168.09
                                                                                          -----------------

        (c) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
            Period which were allocated in respect of the Collateral Interest             $      498,515.43
                                                                                          -----------------

      9 Principal Funding Account

        (a) The principal amount on deposit in the Principal Funding Account on
            the related Transfer Date                                                     $            0.00
                                                                                          -----------------

        (b) The Accumulation Shortfall with respect to the related Monthly Period         $            0.00
                                                                                          -----------------

        (c) The Principal Funding Investment Proceeds deposited in the Finance
            Charge Account on the related Transfer Date to be treated as Class A
            Available Funds                                                               $            0.00
                                                                                          -----------------

        (d) The Principal Funding Investment Proceeds deposited in the Finance
            Charge Account on the related Transfer date to be treated as Class B
            Available Funds                                                               $            0.00
                                                                                          -----------------

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

     10 Reserve Account

        (a) The Reserve Draw Amount on the related Transfer Date                          $            0.00
                                                                                          -----------------

        (b) The amount of the Reserve Draw Amount deposited in the Collection
            Account on the related Transfer Date to be treated as Class A
            Available Funds                                                               $            0.00
                                                                                          -----------------

        (c) The amount of the Reserve Draw Account deposited in the Collection
            Account on the related Transfer Date to be treated as Class B
            Available Funds                                                               $            0.00
                                                                                          -----------------

        (d) The amount of any Reserve Account Surplus                                     $            0.00
                                                                                          -----------------

     11 Available Funds

        (a) The amount of Class A Available Funds on deposit in the Collection
            Account on the related Transfer Date                                          $      879,375.00
                                                                                          -----------------

        (b) The amount of Class B Available Funds on deposit in the Collection
            Account on the related Transfer Date                                          $       67,800.00
                                                                                          -----------------

        (c) The amount of Collateral Available Funds on deposit in the Collection
            Account on the related Transfer Date                                          $       89,050.00
                                                                                          -----------------

        (d) Available Principal Collections on deposit in the Collection Account
            on the related Transfer Date                                                  $            0.00
                                                                                          -----------------

     12 Excess Spread and Excess Finance Charge Collections

        (a) Excess Finance Charge Collection                                              $            0.00
                                                                                          -----------------

        (b) Class A Available Funds
               minus Class A Monthly Interest
               minus Class A Servicing Fee
               minus Class A Defaulted Amount                                             $    2,824,074.73
                                                                                          -----------------

            Class B Available Funds
               minus Class B Monthly Interest
               minus Class B Servicing Fee
               minus Class B Defaulted Amount                                             $      186,150.84
                                                                                          -----------------

            Collateral Available Funds                                                    $      498,515.43
                                                                                          -----------------

        (c) Excess Spread applied to the Class A Required Amount
            for the Monthly Period                                                        $            0.00
                                                                                          -----------------

        (d) Excess Spread applied to the Class A Investor  Charge-Offs for the
            related Monthly Period                                                        $            0.00
                                                                                          -----------------

        (e) Excess Spread applied to the Class B Required Amount for the related
            Monthly Period                                                                $            0.00
                                                                                          -----------------

        (f) Excess Spread applied to the Class B Default Amount for the related
            Monthly Period                                                                $            0.00
                                                                                          -----------------

        (g) Excess Spread applied to the Class B Invested Amount for the related
            Monthly Period                                                                $            0.00
                                                                                          -----------------

        (h) Excess Spread applied to the Collateral Minimum Monthly Interest for the related Monthly Period and for any past due Collateral Minimum
            Monthly Interest                                                              $       89,050.00
                                                                                          -----------------

        (i) Excess Spread applied to the Collateral Servicing Fee due to the
            Servicer for the related Monthly Period or for any past due Collateral
            Servicing Fees                                                                $       32,500.00
                                                                                          -----------------

        (j) Excess Spread applied to the Collateral Default Amount as Available
            Principal Collections for the related Monthly Period                          $      190,902.02
                                                                                          -----------------

        (k) Excess Spread applied to the Collateral Invested Amount for the related
            Monthly Period                                                                $            0.00
                                                                                          -----------------

        (l) Excess Spread applied to the Reserve Account for the related Monthly
            Period                                                                        $            0.00
                                                                                          -----------------

     13 Finance Charge Shortfall

        (a) Finance Charge Shortfall for Series 2000-1                                    $            0.00
                                                                                          -----------------

        (b) Total Finance Charge Shortfall for all series in Group One                    $            0.00
                                                                                          -----------------

     14 Base Rate

        (a) The Base Rate for the related Monthly Period                                               3.07%
                                                                                          -----------------

     15 Portfolio Yield

        (a) The Portfolio Yield for the related Monthly Period                                         9.60%
                                                                                          -----------------

        (b) The Portfolio Adjusted Yield for the related Monthly Period                                 N/A
                                                                                          -----------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of May, 2002.


                              NATIONAL CITY BANK,
                              as Seller and Servicer


                           By:       /s/ Thomas A. Chandler
                                     -------------------------------------------
                               Name: Thomas A. Chandler
                              Title: Senior Vice President - Credit Card Finance